                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549
                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest
   event reported):  FEBRUARY 4, 1997              Commission File Number 1-8383




                             MISSION WEST PROPERTIES









Incorporated in California       IRS Employer Identification Number:  95-2635431



Principal Executive Offices:                          Telephone:  (619) 450-3135
   6815 Flanders Drive, Suite 250
   San Diego, California  92121-3914

Item 5: OTHER EVENTS

On February 4, 1997, Mission West Properties announced that a special dividend of $9.00 per share would be paid on February 27, 1997 to shareholders of record on February 19, 1997.


Item 7:  EXHIBITS

   (99) Additional Exhibits: February 4, 1997 News Release announcing declaration of special dividend.




                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



MISSION WEST PROPERTIES
       Registrant





By:  /s/    Katrina L. Thompson
     --------------------------------------------
     Katrina L. Thompson
     Chief Financial Officer & Secretary
     (Principal Financial and Accounting Officer)
     February 18, 1997


                                       -2-